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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 22, 1997



                               THE PROVIDENT BANK
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             (Exact name of registrant as specified in its charter)

            Ohio                    333-62595               31-0412725
-----------------------------   ------------------   ----------------------
(State or Other Jurisdiction     (Commission File       (I.R.S. Employer
     of Incorporation)                 Number)        Identification No.)

  One East Fourth Street
  Cincinnati, Ohio                                           45202
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 (Address of Principal                                     (Zip Code)
    Executive Offices)



        Registrant's telephone number, including area code (513) 579-2000








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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-62595). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1998-3. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.               Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROVIDENT BANK



                                    By:    /s/ Kevin Shea
                                        --------------------
                                        Name:  Kevin M. Shea
                                        Title: Vice President



Dated:  September 21, 1998

                                 Exhibit Index

Exhibit                                                                 Page

 23.       The Consent of PricewaterhouseCoopers LLP......................6

                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of The Provident Bank relating to Provident Bank Home Equity Loan Trust 1998-3, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                   \s\  PricewaterhouseCoopers LLP
                                   -------------------------------
                                        PricewaterhouseCoopers LLP



New York, New York
September 21, 1998